SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 22, 2000
                                                          -------------


                                 B&G Foods, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       333-39813               13-3916496
----------------------------         ----------------        -------------------
(State or Other Jurisdiction         (Commission File           (IRS Employer
      of Incorporation)                  Number)             Identification No.)





  Four Gatehall Drive, Suite 110, Parsippany, New Jersey               07054
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         (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code (973) 401-6500
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events
         ------------

         B&G Foods, Inc. (the "Company") entered into an Agreement dated as of June 8, 2000 (the "Agreement") with Emeril's Food of Love Productions, LLC ("Emeril") pursuant to which the Company and Emeril agreed to create a signature line of seasonings, salad dressings, basting sauce marinades and pepper sauces which will be marketed under the new label, Emeril's Original.

         The Company released a press release announcing the Agreement on June 22, 2000. A copy of the press release has been filed with this report as Exhibit 99.1.

Item 7.  Exhibits
         --------

(c)      99.1 Press Release dated June 22, 2000.


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        B&G FOODS, INC.


Date:  June 26, 2000                    By:  /s/ Robert C. Cantwell
                                           ---------------------------------
                                           Name:  Robert C. Cantwell
                                           Title: Executive Vice President
                                                  of Finance and Chief Financial
                                                  Officer


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


                                 EXHIBITS INDEX



    Exhibit
     Number       Description
    -------       -----------

      99.1        Press Release dated June 22, 2000.